                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                August 27, 1998


                      ROBERTS PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
            (exact name of registrant as specified in its charter)

     New Jersey                   1-1-432                   22-2429994
  ----------------            ---------------             --------------
  (State or other             (Commission                 (IRS Employer
  jurisdiction of             File Number)                Identification
  incorporation)                                          Number)


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
--------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code:   732-389-1182


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724

--------------------------------------------------------------------------------
         (Former name or former address, if changed from last report)

        Item 5.   Other Events
                  ------------

                  Roberts Pharmaceutical Corporation today announced the election of Joseph E. Smith to its Board of Directors. Roberts' Board will now consist of nine members and Mr. Smith is the fifth outside director.

        From 1989 until retiring in 1997, Joseph E. Smith served in various positions with the Warner-Lambert Company including President of Parke-Davis Pharmaceuticals; President of Shaving Products Division and Member of the Office of the Chairman. He previously held positions at Johnson & Johnson and was President of Rorer Pharmaceutical Corporation. Mr. Smith possesses an extensive background and a wealth of experience in pharmaceutical and consumer product businesses, both domestic and internationally.

        Mr. Smith has served as a board member of the Philadelphia College of Pharmacy and Science; Alliance for Aging Research; Japan-American
Pharmaceutical Committee; National Association of Chain Drug Stores; and the Non-Prescription Drug Manufacturers Association.

        Mr. Smith received an MBA degree from the Wharton School of the University of Pennsylvania.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ROBERTS PHARMACEUTICAL CORPORATION
                                 ----------------------------------
                                            (Registrant)


Date: September 3, 1998          By: /s/ Anthony A. Rascio
                                     ------------------------------
                                     Anthony A. Rascio
                                     Vice President

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Exchange Act of 1933, as amended.
The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.